Exhibit 99.1

Bill.com Reports Second Quarter Fiscal 2020 Financial Results

•	Total Quarterly Revenue Growth of 50% Year-over-Year

•	Subscription and Transaction Revenue Increases 61% Year-over-Year

PALO ALTO, CALIF. – February 6, 2020 – Bill.com (NYSE: BILL), a leading provider of cloud-based software that simplifies, digitizes, and automates complex back-office financial operations for small and midsize businesses, today announced financial results for the second fiscal quarter ended December 31, 2019.

“I am very happy to report that in our first quarter as a public company we posted strong results. Our performance this quarter was highlighted by solid revenue growth and expansion of non-GAAP gross margins,” said Bill.com CEO René Lacerte. “Customers continue to leverage the platform to automate their financial operations, resulting in accelerating core (subscription and transaction) revenue growth year-over-year.”

Financial Highlights for the Second Quarter of Fiscal 2020

•

Total revenue for the quarter was $39.1 million, an increase of 50% from the second quarter of fiscal 2019. Subscription and transaction revenue was $33.0 million, an increase of 61% from the second quarter of fiscal 2019. Interest on funds held for customers, which we refer to as float revenue, was $6.1 million, an increase of 10% from the second quarter of fiscal 2019.

•

GAAP gross profit was $29.3 million, or 75.0% gross margin, compared to $18.8 million, or 72.4% gross margin in the second quarter of fiscal 2019. Non-GAAP gross profit was $30.5 million, or 78.0% gross margin, compared to $19.7 million, or 75.8% in the second quarter of fiscal 2019.

•

Loss from operations was $7.9 million, compared to loss from operations of $590,000 in the second quarter of fiscal 2019. Non-GAAP loss from operations for the second quarter was $4.5 million, compared to a non-GAAP loss from operations of $69,000 in the second quarter of fiscal 2019.

•

Net loss was $7.6 million, or ($0.34) per share, basic and diluted, compared to net income of $102,000, or $0.00 per share, basic and diluted, in the second quarter of fiscal 2019. Non-GAAP net loss was $3.6 million, or ($0.06) per share, basic and diluted, compared to non-GAAP net income of $330,000, or $0.01 per share, basic and diluted, in the same period last year.

•	Cash, cash equivalents and short-term investments were $383.0 million at December 31, 2019.

Recent Business Highlights

•	Completed initial public offering (IPO) on December 12, 2019.

•	Served 85,900 customers, representing year-over-year customer growth of 20%.

•	Processed $24.8 billion in total payment volume on our platform, an increase of 41% year-over-year.

•	Processed over 6.2 million transactions, representing an increase of 29% over the year ago period.

•	Expanded coverage for cross-border payments to support over 130 countries.

Conference Call

In conjunction with this announcement Bill.com will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss the second quarter of fiscal 2020 results and our outlook for the third quarter of fiscal 2020 and the full fiscal year 2020. The conference call will be available via live webcast and replay at the Investor Relations section of Bill.com’s website: https://investor.bill.com/events-and-presentations/default.aspx.

Bill.com announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, public conference calls, and the Investor Relations section of Bill.com’s website as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Bill.com

Bill.com is a leading provider of cloud-based software that simplifies, digitizes, and automates complex, back-office financial operations for small and midsize businesses. Customers use the Bill.com platform to manage end-to-end financial workflows and to process payments. The Bill.com financial software platform creates connections between businesses and their suppliers and clients. It helps manage cash inflows and outflows. The company partners with several of the largest U.S. financial institutions, the majority of the top 100 U.S. accounting firms, and popular accounting software providers. Bill.com has offices in Palo Alto, California and Houston, Texas. For more information visit www.bill.com.

Note on Forward-Looking Statements

This press release and the accompanying conference call include forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. Forward-looking statements are based on our expectations as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. These statements include, but are not limited to, statements regarding our expectations for future performance and results in the third quarter of fiscal 2020 and the full fiscal year 2020, the growth of demand on our platform and the expansion of our customers’ utilization of our services. These risks and uncertainties include, but are not limited to, our history of operating losses, our recent rapid growth, the large sums of customer funds that we transfer daily, the risk of loss, errors and fraudulent activity, the market, interest rate, foreign exchange and other conditions that the customer funds we hold in trust are subject to, our ability to attract new customers and convert trial customers into paying customers, our ability to develop new products and services, increased competition or new entrants in the marketplace, potential impact of acquisitions and investments, changes in staffing levels, and other risks detailed in registration statements and periodic reports we file with the SEC, including our prospectus as amended and filed with the SEC pursuant to Rule 424(b)(4) on December 12, 2019 which may be obtained on the Investor Relations section of Bill.com’s website (https://investor.bill.com/financials/sec-filings/default.aspx) and on the SEC website at www.sec.gov. Actual results may differ materially from those presently reported. All forward-looking statements in this press release are based on information available to us as of the date hereof. We assume no obligation to update the information contained in this press release or the accompanying conference call.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share, basic and diluted. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

We adjust the following items from one or more of our non-GAAP financial measures:

Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions.

Depreciation and amortization expense. We exclude depreciation and amortization expense from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance.

Capitalized internal-use software. We include capitalization and exclude the subsequent amortization of internal-use software costs in certain of our non-GAAP financial measures. We capitalize direct costs incurred related to obtaining or developing internal-use software during the application development stage and we amortize those costs over the estimated useful lives of the software. The capitalization and subsequent amortization of those costs can vary every period depending on our business needs and the timing on the software’s availability for its intended use. We believe that including or excluding the effect of the capitalized internal-use software in certain of our non-GAAP financial measure provides us useful information in evaluating and comparing the consistency of our operating performance on a period-to-period basis.

Capitalized sales commissions. We include capitalization and exclude the subsequent amortization of sales commissions in certain of our non-GAAP financial measures. We capitalize sales commissions that are incremental costs in obtaining new customer contracts and we amortize such costs over the benefit period of our relationship with the acquired customers. We believe that including or excluding the effect of the capitalization of sales commissions in certain of our non-GAAP financial measures in a given period provides us useful information in evaluating and comparing the consistency of our performance in acquiring new customer contracts on a period-to-period basis.

Capitalized service costs. We include capitalization and exclude the subsequent amortization of service costs in certain of our non-GAAP financial measures. These service costs, which primarily consist of direct payroll costs, pertain to the implementation services that we provide to our financial institution customers and certain SMB customers prior to the launching of our product for general use. We capitalize such service costs and amortize them over the estimated benefit period. Our implementation service is generally a non-recurring type of service that we perform for our new customers. We believe that including or excluding the effect of the capitalization of service costs in certain of our non-GAAP financial measure provides us useful information in evaluating and comparing the consistency of our operating performance on a period-to-period basis.

Gain or loss on revaluation of warrant liabilities and gain on forfeiture of warrants. We exclude gain or loss on revaluation of warrant liabilities and gain on forfeiture of warrants, which is a non-cash income or expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance.

Stock warrants expense. We exclude stock warrants expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance.

There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31,	June 30,
	2019	2019
ASSETS
Current assets:
Cash and cash equivalents	$314,894	$90,306
Short-term investments	68,135	71,969
Accounts receivable, net	4,791	4,398
Unbilled revenue	5,909	4,795
Prepaid expenses and other current assets	15,768	12,326
Funds held for customers	1,491,763	1,329,306

Total current assets	1,901,260	1,513,100
Property and equipment, net	7,511	6,557
Other assets	6,353	6,641

Total assets	$1,915,124	$1,526,298

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$6,018	$5,063
Accrued compensation and benefits	6,379	4,333
Other accrued and current liabilities	9,872	6,556
Redeemable convertible preferred stock warrant liabilities	—	688
Deferred revenue	4,274	3,469
Customer fund deposits	1,491,763	1,329,306

Total current liabilities	1,518,306	1,349,415
Deferred revenue, non-current	2,091	1,786
Other long-term liabilities	1,375	1,447

Total liabilities	1,521,772	1,352,648

Commitments and contingencies
Redeemable convertible preferred stock	—	276,307
Stockholders’ equity (deficit):
Preferred stock	—	—
Common stock	2	1
Additional paid-in capital	524,260	14,672
Accumulated other comprehensive income	20	326
Accumulated deficit	(130,930)	(117,656)

Total stockholders’ equity (deficit)	393,352	(102,657)

Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$1,915,124	$1,526,298

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands except per share amounts)

	Three months ended December 31,		Six months ended December 31,
	2019	2018	2019	2018
Revenue
Subscription and transaction fees	$32,964	$20,444	$61,512	$38,614
Interest on funds held for customers	6,116	5,555	12,748	9,809

Total revenue	39,080	25,999	74,260	48,423
Cost of revenue (1)	9,787	7,175	18,934	13,516

Gross profit	29,293	18,824	55,326	34,907

Operating expenses
Research and development (1)	12,992	6,154	24,507	11,578
Sales and marketing (1)	11,491	6,856	21,758	12,800
General and administrative (1)	12,748	6,404	23,283	12,341

Total operating expenses	37,231	19,414	69,548	36,719

Loss from operations	(7,938)	(590)	(14,222)	(1,812)
Other income, net	360	686	999	1,003

(Loss) income before (benefit from) provision for income taxes	(7,578)	96	(13,223)	(809)
(Benefit from) provision for income taxes	—	(6)	51	(27)

Net (loss) income	$(7,578)	$102	$(13,274)	$(782)

Net (loss) income per share attributable to common stockholders, basic and diluted	$(0.34)	$—	$(0.87)	$(0.10)

Weighted-average number of common shares used to compute net (loss) income per share attributable to common stockholders, basic and diluted	22,306	7,739	15,268	7,581

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$211	$42	$359	$112
Research and development	1,084	119	1,755	352
Sales and marketing	494	122	877	288
General and administrative	1,286	311	2,360	449

	$3,075	$594	$5,351	$1,201

BILL.COM HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three months ended December 31,		Six months ended December 31,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(7,578)	$102	$(13,274)	$(782)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,120	808	2,105	1,573
Stock-based compensation	3,075	594	5,351	1,201
Accretion of discount on investment in marketable debt securities	(1,616)	(296)	(2,346)	(461)
Revaluation of warrant liabilities and forfeiture of warrants	552	(294)	717	(305)
Issuance of warrants	—	—	—	52
Deferred income taxes	—	(7)	—	(44)
Changes in assets and liabilities:
Accounts receivable	(1,100)	(1,276)	(393)	(2,372)
Unbilled revenue	(493)	(365)	(1,114)	(883)
Prepaid expenses and other current assets	(466)	(1,875)	(1,608)	(2,996)
Other assets	(531)	249	(581)	(601)
Accounts payable	638	1,211	1,146	2,259
Accrued and other current liabilities	3,419	702	4,551	855
Other long-term liabilities	94	(24)	187	(109)
Deferred revenue	1,117	547	1,110	434

Net cash (used in) provided by operating activities	(1,769)	76	(4,149)	(2,179)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of corporate and customer fund short-term investments	(225,444)	(224,128)	(414,648)	(415,326)
Proceeds from maturities of corporate and customer fund short-term investments	152,065	176,550	407,236	382,984
Proceeds from sale of corporate and customer fund short-term investments	11,964	29,162	22,725	29,162
Decrease (increase) in restricted cash and cash equivalents and other receivables included in funds held for customers	39,519	(180,650)	(173,730)	(298,650)
Purchases of property and equipment	(1,026)	(737)	(2,972)	(1,571)
Capitalization of internal-use software costs	(125)	(412)	(340)	(833)
Decrease in restricted cash	—	—	550	—

Net cash used in investing activities	(23,047)	(200,215)	(161,179)	(304,234)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions and other offering costs	227,439	—	226,565	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	69,801	—	69,801
Increase in customer fund deposits liability	25,271	199,090	162,457	297,813
Payments on bank borrowings	—	(417)	—	(417)
Proceeds from exercise of stock options	607	491	901	949
Proceeds from exercise of stock warrants	144	—	144	—
Payments of deferred debt issuance costs	—	—	(151)	—

Net cash provided by financing activities	253,461	268,965	389,916	368,146

NET INCREASE IN CASH AND CASH EQUIVALENTS	228,645	68,826	224,588	61,733
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	86,249	15,308	90,306	22,401

CASH AND CASH EQUIVALENTS, END OF PERIOD	$314,894	$84,134	$314,894	$84,134

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

FOR THE THREE MONTHS ENDED DECEMBER 31, 2019

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Other cost and operating expenses (1)	Non-GAAP
Total revenue	$39,080			$39,080
Cost of revenue	9,787	(211)	(982)	8,594

Gross profit	29,293	211	982	30,486
Gross margin	75.0%	0.5%	2.5%	78.0%

Operating expenses
Research and development	12,992	(1,084)	74	11,982
Sales and marketing	11,491	(494)	682	11,679
General and administrative	12,748	(1,286)	(127)	11,335

Loss from operations	(7,938)	3,075	353	(4,510)
Operating margin	(20)%	8%	0%	(12)%

Other income, net	360	—	552	912

Loss before provision for income taxes	(7,578)	3,075	905	(3,598)
Provision for income taxes	—	—	—	—

Net loss	$(7,578)	$3,075	$905	$(3,598)

Net loss per share attributable to common stockholders, basic and diluted (2)	$(0.34)			$(0.06)

Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted (3)	22,306			62,771

(1) Other cost and operating expenses adjustments consist of depreciation and amortization expense of $1,120 and loss on revaluation of warrant liabilities of $552; offset by capitalization of contract and service costs (net of amortization) of $767.

(2) GAAP net loss per share attributable to common stockholders, basic and diluted				$(0.34)
Stock-based compensation expense				0.14
Depreciation and amortization and other expense adjustments				0.04
Impact of the assumed conversion of redeemable convertible preferred stock				0.10

Non-GAAP net loss per share attributable to common stockholders, basic and diluted				$(0.06)

(3) Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted				22,306
Weighted average effect of the assumed conversion of redeemable convertible preferred stock from the date of issuance				40,465

Shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted				62,771

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

FOR THE THREE MONTHS ENDED DECEMBER 31, 2018

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Other cost and operating expenses (1)	Non-GAAP
Total revenue	$25,999			$25,999
Cost of revenue	7,175	(42)	(843)	6,290

Gross profit	18,824	42	843	19,709
Gross margin	72.4%	0.2%	3.2%	75.8%

Operating expenses
Research and development	6,154	(119)	506	6,541
Sales and marketing	6,856	(122)	492	7,226
General and administrative	6,404	(311)	(82)	6,011

Loss from operations	(590)	594	(73)	(69)
Operating margin	(3)%	3%	0%	0%

Other income, net	686	—	(293)	393

Income before benefit from income taxes	96	594	(366)	324
Benefit from income taxes	(6)	—	—	(6)

Net income	$102	$594	$(366)	$330

Net income per share attributable to common stockholders, basic and diluted (2)	$—			$0.01

Weighted-average number of common shares used to compute net income per share attributable to common stockholders, basic and diluted (3)	7,739			55,374

(1) Other cost and operating expenses adjustments consist of depreciation and amortization expense of $808; offset by capitalization of contract and service costs (net of amortization) of $880 and gain on forfeiture of warrants (net of loss on revaluation of warrant liabilities) of $294.

(2) GAAP net income per share attributable to common stockholders, basic and diluted				$—
Stock-based compensation expense				0.08
Depreciation and amortization and other expense adjustments				(0.05)
Impact of the assumed conversion of redeemable convertible preferred stock				(0.02)

Non-GAAP net income per share attributable to common stockholders, basic and diluted				$0.01

(3) Shares used to compute GAAP net income per share attributable to common stockholders, basic and diluted				7,739
Weighted average effect of the assumed conversion of redeemable convertible preferred stock from the date of issuance				47,635

Shares used to compute non-GAAP net income per share attributable to common stockholders, basic and diluted				55,374

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Other cost and operating expenses (1)	Non-GAAP
Total revenue	$74,260			$74,260
Cost of revenue	18,934	(359)	(1,970)	16,605

Gross profit	55,326	359	1,970	57,655
Gross margin	74.5%	0.5%	2.6%	77.6%

Operating expenses
Research and development	24,507	(1,755)	173	22,925
Sales and marketing	21,758	(877)	1,142	22,023
General and administrative	23,283	(2,360)	(193)	20,730

Loss from operations	(14,222)	5,351	848	(8,023)
Operating margin	(19)%	7%	1%	(11)%

Other income, net	999	—	717	1,716

Loss before provision for income taxes	(13,223)	5,351	1,565	(6,307)
Provision for income taxes	51	—	—	51

Net loss	$(13,274)	$5,351	$1,565	$(6,358)

Net loss per share attributable to common stockholders, basic and diluted (2)	$(0.87)			$(0.10)

Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted (3)	15,268			61,718

(1) Other cost and operating expenses adjustments consist of depreciation and amortization expense of $2,105 and loss on revaluation of warrant liabilities of $717; offset by capitalization of contract and service costs (net of amortization) of $1,257.

(2) GAAP net loss per share attributable to common stockholders, basic and diluted				$(0.87)
Stock-based compensation expense				0.35
Depreciation and amortization and other expense adjustments				0.10
Impact of the assumed conversion of redeemable convertible preferred stock				0.32

Non-GAAP net loss per share attributable to common stockholders, basic and diluted				$(0.10)

(3) Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted				15,268
Weighted average effect of the assumed conversion of redeemable convertible preferred stock from the date of issuance				46,450

Shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted				61,718

BILL.COM HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018

(Unaudited, in thousands except percentages and per share amounts)

	GAAP	Stock-based compensation expense	Other cost and operating expenses (1)	Non-GAAP
Total revenue	$48,423			$48,423
Cost of revenue	13,516	(112)	(1,538)	11,866

Gross profit	34,907	112	1,538	36,557
Gross margin	72.1%	0.2%	3.2%	75.5%

Operating expenses
Research and development	11,578	(352)	1,474	12,700
Sales and marketing	12,800	(288)	478	12,990
General and administrative	12,341	(449)	(182)	11,710

Loss from operations	(1,812)	1,201	(232)	(843)
Operating margin	(4)%	2%	0%	(2)%

Other income, net	1,003	—	(293)	710

Loss before benefit from income taxes	(809)	1,201	(525)	(133)
Benefit from income taxes	(27)	—	—	(27)

Net loss	$(782)	$1,201	$(525)	$(106)

Net loss per share attributable to common stockholders, basic and diluted (2)	$(0.10)			$—

Weighted-average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted (3)	7,581			54,964

(1) Other cost and operating expenses adjustments consist of depreciation and amortization expense of $1,573 and warrant expense of $52; offset by capitalization of contract and service costs (net of amortization) of $1,845 and gain on forfeiture of warrants (net of loss on revaluation of warrant liabilities) of $305.

(2) GAAP net loss per share attributable to common stockholders, basic and diluted				$(0.10)
Stock-based compensation expense				0.16
Depreciation and amortization and other expense adjustments				(0.07)
Impact of the assumed conversion of redeemable convertible preferred stock				0.01

Non-GAAP net loss per share attributable to common stockholders, basic and diluted				$—

(3) Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted				7,581
Weighted average effect of the assumed conversion of redeemable convertible preferred stock from the date of issuance				47,383

Shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted				54,964

BILL.COM HOLDINGS, INC.

FREE CASH FLOW

(Unaudited, in thousands)

	Three months ended December 31,		Six months ended December 31,
	2019	2018	2019	2018
Net cash (used in) provided by operating activities	$(1,769)	$76	$(4,149)	$(2,179)
Purchases of property and equipment	(1,026)	(737)	(2,972)	(1,571)
Capitalization of internal-use software costs	(125)	(412)	(340)	(833)

Free cash flow	$(2,920)	$(1,073)	$(7,461)	$(4,583)

IR Contact:

Carolyn Bass

Investor@ir.bill.com

Press Contact:

PR@hq.bill.com

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